DISTRIBUTION RIGHTS	9 Months Ended
Sep. 30, 2014
DISTRIBUTION RIGHTS.
DISTRIBUTION RIGHTS

4.DISTRIBUTION RIGHTS

	December 31,	September 30,
	2013	2014

Released	2,244	2,031
In production and not released	4,310	4,523
Total	6,554	6,554

The portion of the costs of the completed films that are expected to be amortized during the twelve months after September 30, 2014 is $1,196, and the Group expects to amortize 100% of such costs within three years from September 30, 2014.

The Group evaluates its distribution rights on a title-by-title basis to determine whether the unamortized capitalized costs of any titles have a fair value that is less than its carrying value at least annually or whenever events or changes in circumstances indicate that the carrying amount of the distribution rights may be impaired.  The Group determined the unamortized distribution rights as of September 30, 2013 were impaired by $982, for which no amortization expenses were recorded since no revenue had been generated by the end of September 30, 2013. The Group determined the unamortized distribution rights as of September 30, 2014 were impaired by $194, due to the lower-than-expected revenue performance of certain film. Key assumptions used in the fair value measurement consisted of a discount rate of 15% and estimated remaining cash flows over a period of 10 years from a title’s initial release. A change in the discount rate of 1.0% would change the impairment loss measurement by $11 in the nine months ended September 30, 2014.